UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2026

Axcelis Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30941	34-1818596
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

108 Cherry Hill Drive
Beverly, Massachusetts 01915

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (978) 787-4000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	ACLS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

As previously announced, on September 30, 2025, Axcelis Technologies, Inc., a Delaware corporation (“Axcelis” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Axcelis, Victory Merger Sub, Inc., Delaware corporation and a direct wholly owned subsidiary of Axcelis (“Merger Sub”) and Veeco Instruments Inc., a Delaware corporation (“Veeco”), pursuant to which, subject to the terms and conditions set forth therein, Merger Sub will be merged with and into Veeco, with Veeco surviving such merger as a wholly owned subsidiary of Axcelis (the “Merger”).

On February 6, 2026, Axcelis held a special meeting of stockholders (the “Special Meeting”) to consider certain proposals related to the Merger. All references in this Current Report on Form 8-K to “present in person” shall mean present at the Special Meeting either (i) virtually via the Internet or (ii) in person at Axcelis’ headquarter offices.

As of the close of business on December 26, 2025, the record date for the Special Meeting, there were 30,699,201 shares of the Company’s common stock, par value $0.01 per share (the “Shares”), outstanding and entitled to vote at the Special Meeting. A total of 25,228,112 Shares, representing approximately 82.18% of the voting power of the outstanding Shares entitled to vote, were present in person or represented by proxy at the Special Meeting, constituting a quorum to conduct business.

At the Special Meeting, the following proposals were considered:

1.	Share Issuance Proposal. A proposal to approve the issuance of shares of Axcelis common stock pursuant to the Merger Agreement (the “Share Issuance Proposal”).
2.	Adjournment Proposal. A proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Share Issuance Proposal (the “Adjournment Proposal”).

Each proposal is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on December 31, 2025, as supplemented on January 28, 2026 and February 2, 2026, respectively. The Share Issuance Proposal and the Adjournment Proposal were each approved by the requisite vote of the Company’s stockholders. The final voting results for each proposal are presented below.

Proposal 1: The Share Issuance Proposal

Approval of the Share Issuance Proposal required the affirmative vote of the holders of a majority of votes cast on the Share Issuance Proposal. Abstentions were not considered votes cast and therefore had no effect on the outcome of the Share Issuance Proposal. The Share Issuance Proposal was approved.

For	Against	Abstain
24,128,309 (95.84%)	1,048,205 (4.16%)	51,598

Proposal 2: The Adjournment Proposal

Approval of the Adjournment Proposal required the affirmative vote of the holders of a majority of votes cast on the Adjournment Proposal. Abstentions were not considered votes cast and therefore had no effect on the outcome of the Adjournment Proposal. The Adjournment Proposal was approved, but was not necessary in light of the approval of the Share Issuance Proposal.

For	Against	Abstain
23,376,908 (92.86%)	1,796,454 (7.14%)	54,750

Because none of the proposals were “routine” matters, there could be no broker non-votes occurring in connection with these proposals at the Special Meeting.

Item 7.01.	Regulation FD Disclosure.

On February 6, 2026, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibits

Exhibit No.	Description
99.1	Press Release announcing results dated February 6, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Additional Information About the Potential Transaction and Where to Find It

In connection with the proposed transaction between Axcelis and Veeco pursuant to the Merger Agreement, on December 8, 2025, Axcelis filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, as amended on December 29, 2025 (the “Registration Statement”). The Registration Statement on Form S-4 was declared effective by the SEC on December 31, 2025. Each of Axcelis and Veeco filed a definitive joint proxy statement/prospectus (the “Joint Proxy Statement/Prospectus”) with the SEC on December 31, 2025 and commenced mailing to their respective stockholders on or about December 31, 2025. Each of Axcelis and Veeco may also file with or furnish to the SEC other relevant documents regarding the proposed Merger. This current report on Form 8-K is not a substitute for the Joint Proxy Statement/Prospectus or any other document that Axcelis or Veeco has filed or may file with or furnish to the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE OR WILL BE FILED WITH OR FURNISHED TO THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Joint Proxy Statement/Prospectus and other documents containing important information about Axcelis, Veeco and the proposed transaction, once such documents are filed with or furnished to the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with or furnished to the SEC by Axcelis will be available free of charge on Axcelis’ website at investor.axcelis.com or by contacting Axcelis’ Investor Relations department by email at Investor-Relations@axcelis.com. Copies of the documents filed with or furnished to the SEC by Veeco will be available free of charge on Veeco’s website at ir.veeco.com or by contacting Veeco’s Investor Relations department by email at Investorrelations@veeco.com.

No Offer or Solicitation

This document is not intended to and shall not constitute an offer to purchase or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

Certain statements included in this document, and any related oral statements, that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Statements in this document other than historical facts, such as statements pertaining to: (i) future industry demand for semiconductors and wafer fabrication equipment; (ii) future development of regulatory landscape; (iii) Axcelis’ or Veeco’s market position for the future; (iv) forecasts of financial measures for future periods; (v) long-term financial targets and underlying assumptions; (vi) the future investment plan for research and development, technology and infrastructure; (vii) future shareholder returns; and (viii) potential synergies or other benefits of a potential transaction between Axcelis and Veeco, are forward-looking statements.

Any statements that involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions, future events, or performance (often but not always using phrases such as “expects” or “does not expect,” “is expected,” “anticipates” or “does not anticipate,” “plans,” “budget,” “scheduled,” “forecasts,” “estimates,” “believes” or “intends” or variations of such words and phrases or stating that certain actions, events or results “may” or “could,” “would,” “might” or “will” be taken to occur or be achieved) are not statements of historical fact and may be forward-looking information and are intended to identify forward-looking information.

These forward-looking statements are based on current information and assumptions and involve a number of risks and uncertainties, including relating to obtaining applicable regulatory, satisfying other closing conditions to the proposed transaction, the expected tax treatment of the proposed transaction, the expected timing of the proposed transaction and the integration of the businesses and the expected benefits, cost savings, accretion, synergies and growth to result therefrom. These risks include, among other things: failure to obtain applicable regulatory approvals in a timely manner or otherwise; failure to satisfy other closing conditions to the proposed transaction or to complete the proposed transaction on anticipated terms and timing; negative effects of the announcement of the proposed transaction; risks that the businesses will not be integrated successfully or that the combined company will not realize expected benefits, cost savings, accretion, synergies and/or growth, or that such benefits may take longer to realize or may be more costly to achieve than expected; the risk that disruptions from the proposed transaction will harm business plans and operations; risks relating to unanticipated costs of integration; significant transaction and/or integration costs, or difficulties in connection with the proposed transaction and/or unknown or inestimable liabilities; restrictions during the pendency of the proposed transaction that may impact the ability to pursue certain business opportunities or strategic transactions; potential litigation associated with the proposed transaction; the potential impact of the announcement or consummation of the proposed transaction on Axcelis’, Veeco’s or the combined company’s relationships with suppliers, customers, employees and regulators; and demand for the combined company’s products. Actual results may differ materially from those projected in such statements due to various factors, including but not limited to: economic, political and social conditions in the countries in which Axcelis and Veeco, their respective customers and suppliers operate; disruption to Axcelis’ and Veeco’s respective manufacturing facilities or other operations, or the operations of Axcelis’ and Veeco’s respective customers and suppliers, due to natural catastrophic events, health epidemics or terrorism; ongoing changes in the technology industry, and the semiconductor industry in particular, including future growth rates, pricing trends in end-markets, or changes in customer capital spending patterns; Axcelis’, Veeco’s and the combined company’s ability to timely develop new technologies and products that successfully anticipate or address changes in the semiconductor industry; Axcelis’, Veeco’s and the combined company’s ability to maintain their respective technology advantage and protect their respective proprietary rights; Axcelis’, Veeco’s and the combined company’s ability to compete with new products introduced by their respective competitors; Axcelis’, Veeco’s and the combined company’s ability or the ability of their respective customers to obtain U.S. export control licenses for the sale of certain products or provision of certain services to customers in China.

For other factors that may cause actual results to differ materially from those projected and anticipated in forward-looking statements in this Current Report on Form 8-K, please refer to Axcelis’ most recent Annual Report on Form 10-K and Veeco’s most recent Annual Report on Form 10-K, and other subsequent filings with the SEC made by Axcelis and/or Veeco. Unless required by law, we assume no obligation to, and do not currently intend to, update these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXCELIS TECHNOLOGIES, INC.

	By:	/s/ Eileen J. Evans
Date: February 6, 2026		Eileen J. Evans
Executive Vice President HR/Legal and General Counsel